EXHIBIT 31.1

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James V. Caruso, Chief Executive Officer, Cellectar Biosciences, Inc., certify that:

1.	I have reviewed this Annual Report on Form 10-K, as amended by Amendment No. 1, of Cellectar Biosciences, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ James V. Caruso
Date: July 18, 2016	James V. Caruso
Principal Executive Officer